UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2024
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Federal Home Loan Bank of Dallas (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are the joint and several obligations of the 11 Federal Home Loan Banks (each individually, a "FHLBank" and collectively, the "FHLBanks"). Consolidated obligations are sold to the public through the Office of Finance, a joint office of the FHLBanks, using authorized securities dealers.

Consolidated obligations are backed only by the financial resources of the FHLBanks. Consolidated obligations are not obligations of, nor are they guaranteed by, the United States Government.

Schedule A summarizes all consolidated obligation bonds committed to be issued by the FHLBanks for which the Bank is the primary obligor, on the trade date(s) indicated. To the extent applicable, Schedule A also includes any consolidated obligations for which the Bank assumed the primary repayment obligation from another FHLBank on the trade date(s) indicated. Debt assumptions, if any, are identified by an asterisk (*) in the "Trade Date" column of Schedule A. Due to their short-term maturities of one year or less, consolidated obligation discount notes issued on behalf of the Bank in the ordinary course of business are not included in Schedule A. Furthermore, consolidated obligations that may have been issued on behalf of other FHLBanks as primary obligors are not included in Schedule A.

In reviewing the information contained in this Current Report on Form 8-K, please note the following:

▪the Bank has not made a judgment as to the materiality of these consolidated obligation bonds;

▪Schedule A does not include any information with regard to interest rate exchange agreements (or other derivative instruments) into which the Bank has entered (or may enter) as a result of its asset/liability management and that may be associated, directly or indirectly, with one or more of the reported consolidated obligation bonds;

▪the information provided in Schedule A will not enable a reader to compute changes in the total consolidated obligations outstanding for which the Bank is the primary obligor because the schedule does not include consolidated obligation discount notes nor does it address whether the proceeds from the issuance of the reported consolidated obligation bond(s) will be used to satisfy called or maturing consolidated obligations or for other business purposes. The Bank reports the total consolidated obligations outstanding for which it is the primary obligor in the Bank’s periodic reports filed with the Securities and Exchange Commission ("SEC");

▪the par amounts reported in Schedule A represent the principal amounts of the reported consolidated obligation bonds, which may not correspond to the amounts reported in the Bank’s financial statements prepared in accordance with generally accepted accounting principles contained in its periodic reports filed with the SEC, because the par amounts do not take into account any discounts, premiums or hedging adjustments that may be associated with the consolidated obligation bonds; and

▪the footnotes accompanying Schedule A are intended to include descriptions of the various types and styles of consolidated obligation bonds that are most likely to be issued on behalf of (or assumed by) the Bank; the footnotes do not include, nor are they intended to include, descriptions of all of the various types and styles of consolidated obligation bonds that may be issued on behalf of other FHLBanks as primary obligors.

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB- TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
1/31/2024	3130AYSM9	2/14/2024	8/14/2024	5/14/2024	Non-Callable	N/A	Variable/Single Index Floater	N/A	(a)	$765,000,000
1/31/2024	3130AYSN7	2/1/2024	10/1/2024	8/1/2024	Non-Callable	N/A	Fixed/Constant	N/A	4.910%	$20,000,000
1/31/2024	3130AYSP2	2/9/2024	9/9/2024	3/9/2024	Non-Callable	N/A	Variable/Single Index Floater	N/A	(b)	$250,000,000
2/1/2024	3130AYQ82	2/8/2024	2/8/2044	8/8/2024	Optional Principal Redemption	Bermudan	Fixed/Constant	5/8/2024	6.000%	$10,000,000
2/1/2024	3130AYSS6	2/16/2024	7/16/2024	4/16/2024	Non-Callable	N/A	Variable/Single Index Floater	N/A	(c)	$750,000,000
2/1/2024	3130AYST4	2/15/2024	8/15/2024	5/15/2024	Non-Callable	N/A	Variable/Single Index Floater	N/A	(a)	$750,000,000
2/1/2024	3130AYSU1	2/16/2024	9/16/2024	3/16/2024	Non-Callable	N/A	Variable/Single Index Floater	N/A	(b)	$1,250,000,000
2/1/2024	3130AYSY3	2/7/2024	11/7/2024	5/7/2024	Non-Callable	N/A	Variable/Single Index Floater	N/A	(d)	$500,000,000
2/1/2024	3130AYT71	2/2/2024	8/5/2026	8/5/2024	Optional Principal Redemption	European	Fixed/Constant	2/5/2025	4.620%	$25,000,000
2/2/2024	3130AYQ82	2/8/2024	2/8/2044	8/8/2024	Optional Principal Redemption	Bermudan	Fixed/Constant	5/8/2024	6.000%	$10,000,000
2/2/2024	3130AYTA4	2/6/2024	2/6/2026	8/6/2024	Optional Principal Redemption	European	Fixed/Constant	11/6/2024	5.000%	$80,000,000
2/2/2024	3130AYTU0	2/6/2024	2/6/2029	8/6/2024	Optional Principal Redemption	European	Fixed/Constant	2/6/2026	4.625%	$50,000,000

(a) Overnight SOFR plus 0.50 basis point
(b) Overnight SOFR plus 1.0 basis point
(c) Overnight SOFR
(d) Overnight SOFR plus 2.0 basis points

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2) Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as the Secured Overnight Financing Rate, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	February 6, 2024	By:	/s/ Sue Cassidy

Name: Sue Cassidy
Title: Vice President and Director of Financial Reporting